SECURITY AGREEMENT


         THIS SECURITY AGREEMENT (the "Agreement"), is entered into and made effective as of May 26, 2005, by and among CIRTRAN CORP., (the "Company"), and the BUYER(S) listed on Schedule I attached to the Securities Purchase Agreement dated the date hereof (the "Secured Party").


                                    RECITALS:

         WHEREAS, the Company shall issue and sell to the Secured Party, as provided in the Securities Purchase Agreement dated the date hereof, and the Secured Party shall purchase up to Three Million Seven Hundred Fifty Thousand Dollars ($3,750,000) of five percent (5%) secured convertible debentures (the "Convertible Debentures"), which shall be convertible into shares of the Company's common stock, par value $0.001 (the "Common Stock") (as converted, the "Conversion Shares"), for a total purchase price of up to Three Million Seven Hundred Fifty Thousand Dollars ($3,750,000), in the respective amounts set forth opposite each Buyer(s) name on Schedule I attached to the Securities Purchase Agreement; and

         WHEREAS, to induce the Secured Party to enter into the transaction contemplated by the Securities Purchase Agreement, the Secured Convertible Debenture, the Investor Registration Rights Agreement, the Irrevocable Transfer Agent Instructions, and the Escrow Agreement (collectively, the "Transaction Documents"), the Company hereby grants to the Secured Party a security interest in and to the pledged property identified on Exhibit A hereto (collectively, the "Pledged Property") until the satisfaction of the Obligations, as defined herein below.

         NOW, THEREFORE, for and in consideration of the premises and the mutual covenants herein contained, and for other good and valuable consideration, the adequacy and receipt of which are hereby acknowledged, the parties hereto hereby agree as follows:

                                   ARTICLE 1.

                         DEFINITIONS AND INTERPRETATIONS

         Section 1.1.      Recitals.

         The above recitals are true and correct and are incorporated herein, in their entirety, by this reference.

         Section 1.2.      Interpretations.

         Nothing herein expressed or implied is intended or shall be construed to confer upon any person other than the Secured Party any right, remedy or claim under or by reason hereof.

         Section 1.3.      Obligations Secured.

         The obligations secured hereby are any and all obligations of the Company now existing or hereinafter incurred to the Secured Party, whether oral or written and whether arising before, on or after the date hereof including, without limitation, those obligations of the Company to the Secured Party under the Securities Purchase Agreement, the Secured Convertible Debenture, the Investor Registration Rights Agreement, and Irrevocable Transfer Agent Instructions, and any other amounts now or hereafter owed to the Secured Party by the Company thereunder or hereunder (collectively, the "Obligations").

                                   ARTICLE 2.

                PLEDGED COLLATERAL, ADMINISTRATION OF COLLATERAL
                      AND TERMINATION OF SECURITY INTEREST

         Section 2.1.      Pledged Property.

                  (a) The Company hereby pledges to the Secured Party, and creates in the Secured Party for its benefit, a security interest for such time until the Obligations are paid in full, in and to all of the property of the Company as set forth in Exhibit A attached hereto (collectively, the "Pledged Property"):

         The Pledged Property, as set forth in Exhibit A attached hereto, and the products thereof and the proceeds of all such items are hereinafter collectively referred to as the "Pledged Collateral."

                  (b) Simultaneously with the execution and delivery of this Agreement, the Company shall make, execute, acknowledge, file, record and deliver to the Secured Party any documents, including stock certificates, reasonably requested by the Secured Party to perfect its security interest in the Pledged Property. Simultaneously with the execution and delivery of this Agreement, the Company shall make, execute, acknowledge and deliver to the Secured Party such documents and instruments, including, without limitation, financing statements, certificates, affidavits and forms as may, in the Secured Party's reasonable judgment, be necessary to effectuate, complete or perfect, or to continue and preserve, the security interest of the Secured Party in the Pledged Property, and the Secured Party shall hold such documents and instruments as a secured party, subject to the terms and conditions contained herein.

         Section 2.2.      Rights; Interests; Etc.

                  (a) So long as no Event of Default (as hereinafter defined) shall have occurred and be continuing:

                           (i) the Company shall be entitled to exercise any and
all rights pertaining to the Pledged Property or any part thereof for any purpose not inconsistent with the terms hereof; and

                           (ii) the Company shall be entitled to receive and
retain any and all payments paid
or made in respect of the Pledged Property.

                  (b) Upon the occurrence and during the continuance of an Event of Default:

                           (i) All rights of the Company to exercise the rights
which it would otherwise be entitled to exercise pursuant to Section 2.2(a)(i) hereof and to receive payments which it would otherwise be authorized to receive


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

and retain pursuant to Section 2.2(a)(ii) hereof shall be suspended, and all such rights shall thereupon become vested in the Secured Party who shall thereupon have the sole right to exercise such rights and to receive and hold as Pledged Collateral such payments; provided, however, that if the Secured Party shall become entitled and shall elect to exercise its right to realize on the Pledged Collateral pursuant to Article 5 hereof, then all cash sums received by the Secured Party, or held by the Company for the benefit of the Secured Party and paid over pursuant to Section 2.2(b)(ii) hereof, shall be applied against any outstanding Obligations; and

                           (ii) All interest, dividends, income and other
payments and distributions which are
received by the Company contrary to the provisions of Section 2.2(b)(i) hereof shall be received in trust for the benefit of the Secured Party, shall be segregated from other property of the Company and shall be forthwith paid over to the Secured Party; or

                           (iii) The Secured Party in its sole discretion shall
be authorized to sell any or
all of the Pledged Property at public or private sale in order to recoup all of the outstanding principal plus accrued interest owed pursuant to the Convertible Debenture as described herein.

                  (c) Each of the following events shall constitute a default under this Agreement (each an "Event of Default"):

                           (i) any default, whether in whole or in part, by the
Company in the payment to the
Secured Party of principal, interest or other item comprising the Obligations as and when due or with respect to any other debt or obligation of the Company to a party other than the Secured Party, which is not cured within the latter of ten
(10) days after receipt of written notice thereof or the expiration of the applicable cure period specified in the agreement memorializing such debt or obligation, whichever is greater;

                            (ii) any default, whether in whole or in part, by
the Company in the observance or
performance of any obligations or other covenants, terms or provisions to be performed under this Agreement or the Transaction Documents, which is not cured within the latter of ten (10) days after receipt of written notice thereof or the expiration of the applicable cure period specified in this Agreement or the Transaction Documents, whichever is greater;

                           (iii) the Company shall: (1) make a general
assignment for the benefit of its
creditors, (2) apply for or consent to the appointment of a receiver, trustee, assignee, custodian, sequestrator, liquidator or similar official for itself or any of its assets and properties, (3) commence a voluntary case for relief as a debtor under the United States Bankruptcy Code, (4) file with or otherwise submit to any governmental authority any petition, answer or other document seeking: (A) reorganization, (B) an arrangement with creditors, or (C) to take advantage of any other present or future applicable law respecting bankruptcy, reorganization, insolvency, readjustment of debts, relief of debtors, dissolution or liquidation, (5) file or otherwise submit any answer or other document admitting or failing to contest the material allegations of a petition or other document filed or otherwise submitted against it in any proceeding under any such applicable law, or (6) be adjudicated a bankrupt or insolvent by a court of competent jurisdiction; or



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

                           (iv) any case, proceeding or other action shall be
commenced against the Company
for the purpose of effecting, or an order, judgment or decree shall be entered by any court of competent jurisdiction approving (in whole or in part) anything specified in Section 2.2(c)(iii) hereof, or any receiver, trustee, assignee, custodian, sequestrator, liquidator or other official shall be appointed with respect to the Company, or shall be appointed to take or shall otherwise acquire possession or control of all or a substantial part of the assets and properties of the Company, and any of the foregoing shall continue unstayed and in effect for any period of thirty (30) days.

                                   ARTICLE 3.

                          ATTORNEY-IN-FACT; PERFORMANCE

         Section 3.1.      Secured Party Appointed Attorney-In-Fact.

         Upon the occurrence of an Event of Default, the Company hereby appoints the Secured Party as its attorney-in-fact, with full authority in the place and stead of the Company and in the name of the Company or otherwise, from time to time in the Secured Party's discretion to take any action and to execute any instrument which the Secured Party may reasonably deem necessary to accomplish the purposes of this Agreement, including, without limitation, to receive and collect all instruments made payable to the Company representing any payments in respect of the Pledged Collateral or any part thereof and to give full discharge for the same. The Secured Party may demand, collect, receipt for, settle, compromise, adjust, sue for, foreclose, or realize on the Pledged Property as and when the Secured Party may determine. To facilitate collection, the Secured Party may notify account debtors and obligors on any Pledged Property or Pledged Collateral to make payments directly to the Secured Party.

         Section 3.2.      Secured Party May Perform.

         If the Company fails to perform any agreement contained herein, the Secured Party, at its option, may itself perform, or cause performance of, such agreement, and the expenses of the Secured Party incurred in connection therewith shall be included in the Obligations secured hereby and payable by the Company under Section 8.3 hereof.

                                   ARTICLE 4.

                         REPRESENTATIONS AND WARRANTIES

         Section 4.1.      Authorization; Enforceability.

         Each of the parties hereto represents and warrants that it has taken all action necessary to authorize the execution, delivery and performance of this Agreement and the transactions contemplated hereby; and upon execution and delivery, this Agreement shall constitute a valid and binding obligation of the respective party, subject to applicable bankruptcy, insolvency, reorganization, moratorium and similar laws affecting creditors' rights or by the principles governing the availability of equitable remedies.



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

         Section 4.2.      Ownership of Pledged Property.

         The Company warrants and represents that it is the legal and beneficial owner of the Pledged Property free and clear of any lien, security interest, option or other charge or encumbrance except for the security interest created by this Agreement.

                                   ARTICLE 5.

                    DEFAULT; REMEDIES; SUBSTITUTE COLLATERAL

         Section 5.1.      Default and Remedies.

                  (a) If an Event of Default described in Section 2.2(c)(i) and
(ii) occurs, then in each such case the Secured Party may declare the Obligations to be due and payable immediately, by a notice in writing to the Company, and upon any such declaration, the Obligations shall become immediately due and payable. If an Event of Default described in Sections 2.2(c)(iii) or
(iv) occurs and is continuing for the period set forth therein, then the Obligations shall automatically become immediately due and payable without declaration or other act on the part of the Secured Party.

                  (b) Upon the occurrence of an Event of Default, the Secured Party shall: (i) be entitled to receive all distributions with respect to the Pledged Collateral, (ii) to cause the Pledged Property to be transferred into the name of the Secured Party or its nominee, (iii) to dispose of the Pledged Property, and (iv) to realize upon any and all rights in the Pledged Property then held by the Secured Party.

         Section 5.2.      Method of Realizing Upon the Pledged Property:
                           Other Remedies.

         Upon the occurrence of an Event of Default, in addition to any rights and remedies available at law or in equity, the following provisions shall govern the Secured Party's right to realize upon the Pledged Property:

                  (a) Any item of the Pledged Property may be sold for cash or other value in any number of lots at brokers board, public auction or private sale and may be sold without demand, advertisement or notice (except that the Secured Party shall give the Company ten (10) days' prior written notice of the time and place or of the time after which a private sale may be made), which notice period is hereby agreed to be commercially reasonable. At any sale or sales of the Pledged Property, the Company may bid for and purchase the whole or any part of the Pledged Property and, upon compliance with the terms of such sale, may hold, exploit and dispose of the same without further accountability to the Secured Party. The Company will execute and deliver, or cause to be executed and delivered, such instruments, documents, assignments, waivers, certificates, and affidavits and supply or cause to be supplied such further information and take such further action as the Secured Party reasonably shall require in connection with any such sale.

                  (b) Any cash being held by the Secured Party as Pledged Collateral and all cash proceeds received by the Secured Party in respect of, sale of, collection from, or other realization upon all or any part of the Pledged Collateral shall be applied as follows:

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

                           (i) to the payment of all amounts due the Secured
Party for the expenses
reimbursable to it hereunder or owed to it pursuant to Section 8.3 hereof;

                           (ii) to the payment of the Obligations then due and
unpaid.

                           (iii) the balance, if any, to the person or persons
entitled thereto, including,
without limitation, the Company.

                  (c) In addition to all of the rights and remedies which the Secured Party may have pursuant to this Agreement, the Secured Party shall have all of the rights and remedies provided by law, including, without limitation, those under the Uniform Commercial Code.

                           (i) If the Company fails to pay such amounts due upon
the occurrence of an Event
of Default which is continuing, then the Secured Party may institute a judicial proceeding for the collection of the sums so due and unpaid, may prosecute such proceeding to judgment or final decree and may enforce the same against the Company and collect the monies adjudged or decreed to be payable in the manner provided by law out of the property of Company, wherever situated.

                           (ii) The Company agrees that it shall be liable for
any reasonable fees, expenses
and costs incurred by the Secured Party in connection with enforcement, collection and preservation of the Transaction Documents, including, without limitation, reasonable legal fees and expenses, and such amounts shall be deemed included as Obligations secured hereby and payable as set forth in Section 8.3 hereof.

         Section 5.3.      Proofs of Claim.

                  In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relating to the Company or the property of the Company or of such other obligor or its creditors, the Secured Party (irrespective of whether the Obligations shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Secured Party shall have made any demand on the Company for the payment of the Obligations), subject to the rights of Previous Security Holders, shall be entitled and empowered, by intervention in such proceeding or otherwise:

                           (i) to file and prove a claim for the whole amount of
the Obligations and to file
such other papers or documents as may be necessary or advisable in order to have the claims of the Secured Party (including any claim for the reasonable legal fees and expenses and other expenses paid or incurred by the Secured Party permitted hereunder and of the Secured Party allowed in such judicial proceeding), and

                           (ii) to collect and receive any monies or other
property payable or deliverable on
any such claims and to distribute the same; and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by the Secured Party to make such payments to the Secured Party and, in the event that the Secured Party shall consent to the making of such payments directed to the Secured Party, to pay to the Secured Party any amounts for expenses due it hereunder.

         Section 5.4.      Duties Regarding Pledged Collateral.

         The Secured Party shall have no duty as to the collection or protection of the Pledged Property or any income thereon or as to the preservation of any rights pertaining thereto, beyond the safe custody and reasonable care of any of the Pledged Property actually in the Secured Party's possession.

                                   ARTICLE 6.

                              AFFIRMATIVE COVENANTS

         The Company covenants and agrees that, from the date hereof and until the Obligations have been fully paid and satisfied, unless the Secured Party shall consent otherwise in writing (as provided in Section 8.4 hereof):

         Section 6.1.      Existence, Properties, Etc.

                  (a) The Company shall do, or cause to be done, all things, or proceed with due diligence with any actions or courses of action, that may be reasonably necessary (i) to maintain the Company's due organization, valid existence and good standing under the laws of its state of incorporation, and
(ii) to preserve and keep in full force and effect all qualifications, licenses and registrations in those jurisdictions in which the failure to do so could have a Material Adverse Effect (as defined below); and (b) the Company shall not do, or cause to be done, any act impairing the Company's corporate power or authority (i) to carry on the Company's business as now conducted, and (ii) to execute or deliver this Agreement or any other document delivered in connection herewith, including, without limitation, any UCC-1 Financing Statements and stock certificates required by the Secured Party to which it is or will be a party, or perform any of its obligations hereunder or thereunder. For purpose of this Agreement, the term "Material Adverse Effect" shall mean any material and adverse affect as determined by Secured Party in its sole discretion, whether individually or in the aggregate, upon (a) the Company's assets, business, operations, properties or condition, financial or otherwise, (b) the Company's ability to make payment as and when due of all or any part of the Obligation, or
(c) the Pledged Property.

         Section 6.2.      Financial Statements and Reports.

         The Company shall furnish to the Secured Party such financial data as the Secured Party may reasonably request. Without limiting the foregoing, the Company shall furnish to the Secured Party (or cause to be furnished to the Secured Party) the following:

                  (a) as soon as practicable and in any event within ninety (90) days after the end of each fiscal year of the Company, the balance sheet of the Company as of the close of such fiscal year, the statement of earnings and retained earnings of the Company as of the close of such fiscal year, and statement of cash flows for the Company for such fiscal year, all in reasonable detail, prepared in accordance with generally accepted accounting principles consistently applied, certified by the chief executive and chief financial officers of the Company as being true and correct and accompanied by a certificate of the chief executive and chief financial officers of the Company, stating that the Company has kept, observed, performed and fulfilled each covenant, term and condition of this Agreement during such fiscal year and that


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

no Event of Default hereunder has occurred and is continuing, or if an Event of Default has occurred and is continuing, specifying the nature of same, the period of existence of same and the action the Company proposes to take in connection therewith;

                  (b) within thirty (30) days of the end of each calendar month, a balance sheet of the Company as of the close of such month, and statement of earnings and retained earnings of the Company as of the close of such month, all in reasonable detail, and prepared substantially in accordance with generally accepted accounting principles consistently applied, certified by the chief executive and chief financial officers of the Company as being true and correct; and

                  (c) promptly upon receipt thereof, copies of all accountants' reports and accompanying financial reports submitted to the Company by independent accountants in connection with each annual examination of the Company.

         Section 6.3.      Accounts and Reports.

         The Company shall maintain a standard system of accounting in accordance with generally accepted accounting principles consistently applied and provide, at its sole expense, to the Secured Party the following:

                  (a) as soon as available, a copy of any notice or other communication alleging any nonpayment or other material breach or default, or any foreclosure or other action respecting any material portion of its assets and properties, received respecting any of the indebtedness of the Company in excess of fifteen thousand dollars ($15,000) (other than the Obligations), or any demand or other request for payment under any guaranty, assumption, purchase agreement or similar agreement or arrangement respecting the indebtedness or obligations of others in excess of fifteen thousand dollars ($15,000), including any received from any person acting on behalf of the Secured Party or beneficiary thereof; and

                  (b) within fifteen (15) days after the making of each submission or filing, a copy of any report, financial statement, notice or other document, whether periodic or otherwise, submitted to the shareholders of the Company, or submitted to or filed by the Company with any governmental authority involving or affecting (i) the Company that could have a Material Adverse Effect, (ii) the Obligations, (iii) any part of the Pledged Collateral, or (iv) any of the transactions contemplated in this Agreement or the Loan Instruments.

         Section 6.4.      Maintenance of Books and Records; Inspection.

         The Company shall maintain its books, accounts and records in accordance with generally accepted accounting principles consistently applied, and permit the Secured Party, its officers and employees and any professionals designated by the Secured Party in writing, at any time to visit and inspect any of its properties (including but not limited to the collateral security described in the Transaction Documents and/or the Loan Instruments), corporate books and financial records, and to discuss its accounts, affairs and finances with any employee, officer or director thereof.



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

         Section 6.5.      Maintenance and Insurance.

                  (a) The Company shall maintain or cause to be maintained, at its own expense, all of its assets and properties in good working order and condition, making all necessary repairs thereto and renewals and replacements thereof.

                  (b) The Company shall maintain or cause to be maintained, at its own expense, insurance in form, substance and amounts (including deductibles), which the Company deems reasonably necessary to the Company's business, (i) adequate to insure all assets and properties of the Company, which assets and properties are of a character usually insured by persons engaged in the same or similar business against loss or damage resulting from fire or other risks included in an extended coverage policy; (ii) against public liability and other tort claims that may be incurred by the Company; (iii) as may be required by the Transaction Documents and/or applicable law; and (iv) as may be reasonably requested by Secured Party, all with adequate, financially sound and reputable insurers.

         Section 6.6.      Contracts and Other Collateral.

         The Company shall perform all of its obligations under or with respect to each instrument, receivable, contract and other intangible included in the Pledged Property to which the Company is now or hereafter will be party on a timely basis and in the manner therein required, including, without limitation, this Agreement.

         Section 6.7.      Defense of Collateral, Etc.

         The Company shall defend and enforce its right, title and interest in and to any part of: (a) the Pledged Property; and (b) if not included within the Pledged Property, those assets and properties whose loss could have a Material Adverse Effect. The Company shall defend the Secured Party's right, title and interest in and to each and every part of the Pledged Property, each against all manner of claims and demands on a timely basis to the fullest extent permitted by applicable law.

         Section 6.8.      Payment of Debts, Taxes, Etc.

         The Company shall pay, or cause to be paid, all of its indebtedness and other liabilities and perform, or cause to be performed, all of its obligations in accordance with the respective terms thereof, and pay and discharge, or cause to be paid or discharged, all taxes, assessments and other governmental charges and levies imposed upon it, upon any of its assets and properties on or before the last day on which the same may be paid without penalty, as well as pay all other lawful claims (whether for services, labor, materials, supplies or otherwise) as and when due.

         Section 6.9.      Taxes and Assessments; Tax Indemnity.

         The Company shall (a) file all tax returns and appropriate schedules thereto that are required to be filed under applicable law, prior to the date of delinquency, (b) pay and discharge all taxes, assessments and governmental charges or levies imposed upon the Company, upon its income and profits or upon any properties belonging to it, prior to the date on which penalties attach thereto, and (c) pay all taxes, assessments and governmental charges or levies


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

that, if unpaid, might become a lien or charge upon any of its properties; provided, however, that the Company in good faith may contest any such tax, assessment, governmental charge or levy described in the foregoing clauses (b) and (c) so long as appropriate reserves are maintained with respect thereto.

         Section 6.10.     Compliance with Law and Other Agreements.

         The Company shall maintain its business operations and property owned or used in connection therewith in compliance with (a) all applicable federal, state and local laws, regulations and ordinances governing such business operations and the use and ownership of such property, and (b) all agreements, licenses, franchises, indentures and mortgages to which the Company is a party or by which the Company or any of its properties is bound. Without limiting the foregoing, the Company shall pay all of its indebtedness promptly in accordance with the terms thereof.

         Section 6.11.     Notice of Default.

         The Company shall give written notice to the Secured Party of the occurrence of any default or Event of Default under this Agreement, the Transaction Documents or any other agreement of Company for the payment of money, promptly upon the occurrence thereof.

         Section 6.12.     Notice of Litigation.

         The Company shall give notice, in writing, to the Secured Party of (a) any actions, suits or proceedings wherein the amount at issue is in excess of fifty thousand dollars ($50,000), instituted by any persons against the Company, or affecting any of the assets of the Company, and (b) any dispute, not resolved within fifteen (15) days of the commencement thereof, between the Company on the one hand and any governmental or regulatory body on the other hand, which might reasonably be expected to have a Material Adverse Effect on the business operations or financial condition of the Company.

                                   ARTICLE 7.

                               NEGATIVE COVENANTS

         The Company covenants and agrees that, from the date hereof until the Obligations have been fully paid and satisfied, the Company shall not, unless the Secured Party shall consent otherwise in writing:

         Section 7.1.      Indebtedness.

         Except for trade accounts payable, and accrued expenses incurred in the ordinary course of business, the Company shall not directly or indirectly permit, create, incur, assume, permit to exist, increase, renew or extend on or after the date hereof any indebtedness on its part, including commitments, contingencies and credit availabilities, or apply for or offer or agree to do any of the foregoing.



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

         Section 7.2.      Liens and Encumbrances.

         The Company shall not directly or indirectly make, create, incur, assume or permit to exist any assignment, transfer, pledge, mortgage, security interest or other lien or encumbrance of any nature in, to or against any part of the Pledged Property or of the Company's capital stock, or offer or agree to do so; or own or acquire or agree to acquire any asset or property of any character subject to any of the foregoing encumbrances (including any conditional sale contract or other title retention agreement); or assign, pledge or in any way transfer or encumber its right to receive any income or other distribution or proceeds from any part of the Pledged Property or the Company's capital stock; or enter into any sale-leaseback financing respecting any part of the Pledged Property as lessee; or cause or assist the inception or continuation of any of the foregoing.

         Section 7.3. Certificate of Incorporation, Bylaws, Mergers, Consolidations, Acquisitions and Sales.

         Without the prior express written consent of the Secured Party, the Company shall not: (a) Amend its Certificate of Incorporation or bylaws; (b) issue or sell its stock, stock options, bonds, notes or other corporate securities or obligations; (c) be a party to any merger, consolidation or corporate reorganization; (d) purchase or otherwise acquire all or substantially all of the assets or stock of, or any partnership or joint venture interest in, any other person, firm or entity; (e) sell, transfer, convey, grant a security interest in or lease all or any substantial part of its assets; nor (f) create any subsidiaries nor convey any of its assets to any subsidiary.

         Section 7.4.      Management, Ownership.

         The Company shall not materially change its ownership, executive staff or management without the prior written consent of the Secured Party. The ownership, executive staff and management of the Company are material factors in the Secured Party's willingness to institute and maintain a lending relationship with the Company.

         Section 7.5.      Dividends, Etc.

         The Company shall not declare or pay any dividend of any kind, in cash or in property, on any class of its capital stock, nor purchase, redeem, retire or otherwise acquire for value any shares of such stock, nor make any distribution of any kind in respect thereof, nor make any return of capital to shareholders, nor make any payments in respect of any pension, profit sharing, retirement, stock option, stock bonus, incentive compensation or similar plan (except as required or permitted hereunder), without the prior written consent of the Secured Party.

         Section 7.6.      Guaranties; Loans.

         The Company shall not guarantee nor be liable in any manner, whether directly or indirectly, or become contingently liable after the date of this Agreement in connection with the obligations or indebtedness of any person or persons, except for (i) the indebtedness currently secured by the liens identified on the Pledged Property identified on Exhibit A hereto; and (ii) the endorsement of negotiable instruments payable to the Company for deposit or


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collection in the ordinary course of business. The Company shall not make any loan, advance or extension of credit to any person other than in the normal course of its business.

         Section 7.7.      Debt.

         The Company shall not create, incur, assume or suffer to exist any additional indebtedness of any description whatsoever in an aggregate amount in excess of one hundred thousand dollars ($100,000) (excluding any indebtedness of the Company to the Secured Party, trade accounts payable and accrued expenses incurred in the ordinary course of business and the endorsement of negotiable instruments payable to the Company, respectively for deposit or collection in the ordinary course of business).

         Section 7.8.      Conduct of Business.

         The Company will continue to engage, in an efficient and economical manner, in a business of the same general type as conducted by it on the date of this Agreement.

         Section 7.9.      Places of Business.

         The location of the Company's principal place of business is 4125 S. 6000 West, West Valley City, Utah 84128. The Company shall not change the location of its principal place of business, chief executive office or any place of business disclosed to the Secured Party or move any of the Pledged Property from its current location without thirty (30) days' prior written notice to the Secured Party in each instance.

                                   ARTICLE 8.

                                  MISCELLANEOUS

         Section 8.1.      Notices.

         All notices or other communications required or permitted to be given pursuant to this Agreement shall be in writing and shall be considered as duly given on: (a) the date of delivery, if delivered in person, by nationally recognized overnight delivery service or (b) five (5) days after mailing if mailed from within the continental United States by certified mail, return receipt requested to the party entitled to receive the same:

 If to the Secured Party:       Highgate House Funds, Ltd.
                                488 Madison Ave.
                                12th Floor
                                New York, NY  10022
                                Telephone:        (212) 400-6900
                                Facsimile:        (212) 400-6901

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


 With a copy to:                David Gonzalez, Esq.
                                101 Hudson Street - Suite 3700
                                Jersey City, NJ 07302
                                Telephone:        (201) 985-8300
                                Facsimile:        (201) 985-8266

 And if to the Company:         CirTran Corp.
                                4125 S. 6000 West
                                West Valley City, UT 84128
                                Attention:        Iehab J. Hawatmeh
                                Telephone:        (801) 963-5112
                                Facsimile:        (801) 963-8823

 With a copy to:                Kirkpatrick & Lockhart Nicholson Graham LLP
                                201 South Biscayne Boulevard - Suite 2000
                                Miami, FL  33131-2399
                                Attention:        Clayton E. Parker, Esq.
                                Telephone:        (305) 539-3300
                                Facsimile:        (305) 358-7095

         Any party may change its address by giving notice to the other party stating its new address. Commencing on the tenth (10th) day after the giving of such notice, such newly designated address shall be such party's address for the purpose of all notices or other communications required or permitted to be given pursuant to this Agreement.

         Section 8.2.      Severability.

         If any provision of this Agreement shall be held invalid or unenforceable, such invalidity or unenforceability shall attach only to such provision and shall not in any manner affect or render invalid or unenforceable any other severable provision of this Agreement, and this Agreement shall be carried out as if any such invalid or unenforceable provision were not contained herein.

         Section 8.3.      Expenses.

         In the event of an Event of Default, the Company will pay to the Secured Party the amount of any and all reasonable expenses, including the reasonable fees and expenses of its counsel, which the Secured Party may incur in connection with: (i) the custody or preservation of, or the sale, collection from, or other realization upon, any of the Pledged Property; (ii) the exercise or enforcement of any of the rights of the Secured Party hereunder or (iii) the failure by the Company to perform or observe any of the provisions hereof.

         Section 8.4.      Waivers, Amendments, Etc.

         The Secured Party's delay or failure at any time or times hereafter to require strict performance by Company of any undertakings, agreements or covenants shall not waiver, affect, or diminish any right of the Secured Party under this Agreement to demand strict compliance and performance herewith. Any waiver by the Secured Party of any Event of Default shall not waive or affect any other Event of Default, whether such Event of Default is prior or subsequent thereto and whether of the same or a different type. None of the undertakings, agreements and covenants of the Company contained in this Agreement, and no Event of Default, shall be deemed to have been waived by the Secured Party, nor may this Agreement be amended, changed or modified, unless such waiver, amendment, change or modification is evidenced by an instrument in writing specifying such waiver, amendment, change or modification and signed by the Secured Party.

         Section 8.5.      Continuing Security Interest.

         This Agreement shall create a continuing security interest in the Pledged Property and shall: (i) remain in full force and effect until payment in full of the Obligations; and (ii) be binding upon the Company and its successors and heirs and (iii) inure to the benefit of the Secured Party and its successors and assigns. Upon the payment or satisfaction in full of the Obligations, the Company shall be entitled to the return, at its expense, of such of the Pledged Property as shall not have been sold in accordance with Section 5.2 hereof or otherwise applied pursuant to the terms hereof.

         Section 8.6.      Independent Representation.

         Each party hereto acknowledges and agrees that it has received or has had the opportunity to receive independent legal counsel of its own choice and that it has been sufficiently apprised of its rights and responsibilities with regard to the substance of this Agreement.

         Section 8.7.      Applicable Law:  Jurisdiction.

         This Agreement shall be governed by and interpreted in accordance with the laws of the State of Nevada without regard to the principles of conflict of laws. In the event that any party hereto commences a lawsuit or other proceeding relating to or arising from this Agreement, the parties hereto agree that the United States District Court for the District of New Jersey shall have the sole and exclusive jurisdiction over any such proceeding. If all such courts lack federal subject matter jurisdiction, the parties agree that the Superior Court Division of New Jersey, Chancery Division of Hudson County shall have sole and exclusive jurisdiction. Any of these courts shall be proper venue for any such lawsuit or judicial proceeding and the parties hereto waive any objection to such venue. The parties hereto consent to and agree to submit to the jurisdiction of any of the courts specified herein and agree to accept the service of process to vest personal jurisdiction over them in any of these courts.

         Section 8.8.      Waiver of Jury Trial.

         AS A FURTHER INDUCEMENT FOR THE SECURED PARTY TO ENTER INTO THIS AGREEMENT AND TO MAKE THE FINANCIAL ACCOMMODATIONS TO THE COMPANY, THE COMPANY HEREBY WAIVES ANY RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING RELATED IN ANY WAY TO THIS AGREEMENT AND/OR ANY AND ALL OTHER DOCUMENTS RELATED TO THIS TRANSACTION.

         Section 8.9.      Entire Agreement.

         This Agreement constitutes the entire agreement among the parties and supersedes any prior agreement or understanding among them with respect to the subject matter hereof.




         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.


                                  COMPANY:
                                  CIRTRAN CORP.

                                  By:  /s/ Iehab Hawatmeh
                                  Name:    Iehab J. Hawatmeh
                                  Title:   President & CEO


                                  SECURED PARTY:


                                  HIGHGATE HOUSE FUNDS, LTD.

                                  By: Yorkville Advisors, LLC
                                  Its: General Partner
                                  By: /s/ Adam Gottbetter
                                  Name: Adam Gottbetter
                                  Its: Co-Portfolio Manager

                                    EXHIBIT A
                         DEFINITION OF PLEDGED PROPERTY


         For the purpose of securing prompt and complete payment and performance by the Company of all of the Obligations, the Company unconditionally and irrevocably hereby grants to the Secured Party a continuing security interest in and to, and lien upon, the following Pledged Property of the Company:


                  (a) all goods of the Company, including, without limitation, machinery, equipment, furniture, furnishings, fixtures, signs, lights, tools, parts, supplies and motor vehicles of every kind and description, now or hereafter owned by the Company or in which the Company may have or may hereafter acquire any interest, and all replacements, additions, accessions, substitutions and proceeds thereof, arising from the sale or disposition thereof, and where applicable, the proceeds of insurance and of any tort claims involving any of the foregoing;


                  (b) all inventory of the Company, including, but not limited to, all goods, wares, merchandise, parts, supplies, finished products, other tangible personal property, including such inventory as is temporarily out of Company's custody or possession and including any returns upon any accounts or other proceeds, including insurance proceeds, resulting from the sale or disposition of any of the foregoing;


                  (c) all contract rights and general intangibles of the Company, including, without limitation, goodwill, trademarks, trade styles, trade names, leasehold interests, partnership or joint venture interests, patents and patent applications, copyrights, deposit accounts whether now owned or hereafter created;


                  (d) all documents, warehouse receipts, instruments and chattel paper of the Company whether now owned or hereafter created;


                  (e) all accounts and other receivables, instruments or other forms of obligations and rights to payment of the Company (herein collectively referred to as "Accounts"), together with the proceeds thereof, all goods represented by such Accounts and all such goods that may be returned by the Company's customers, and all proceeds of any insurance thereon, and all guarantees, securities and liens which the Company may hold for the payment of any such Accounts including, without limitation, all rights of stoppage in transit, replevin and reclamation and as an unpaid vendor and/or lienholder, all of which the Company represents and warrants will be bona fide and existing obligations of its respective customers, arising out of the sale of goods by the Company in the ordinary course of business, provided, however, that the Company may, upon giving written notice to the Secured Party, grant a security interest in its accounts receivable that is senior to the security interest in such accounts receivable that is being granted to the Secured Party hereunder;


                  (f) to the extent assignable, all of the Company's rights under all present and future authorizations, permits, licenses and franchises issued or granted in connection with the operations of any of its facilities;


                  (g) all products and proceeds (including, without limitation, insurance proceeds) from the above-described Pledged Property; and


                  (h) all of the Company's interest in any subsidiary, joint venture or any other investment interest of the Company now existing or later created or acquired.

                                      A-1